iShares®
iShares Trust
Supplement dated April 25, 2022 (the “Supplement”)
to the Summary Prospectus and Prospectus, each dated July 30, 2021 (as revised October 18, 2021) and Statement of Additional Information (the “SAI”), dated July 30, 2021 (as revised January 26, 2022), for the iShares Global Clean Energy ETF (ICLN) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.
The following changes for the Fund will be effective on or around April 25, 2022.
Change in the Fund’s “Principal Investment Strategies”
The first three paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” for the Fund are deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the S&P Global Clean Energy IndexTM (the “Underlying Index”), which is designed to track the performance of approximately 100 clean energy-related companies. The Underlying Index is a subset of the S&P Global Broad Market Index and includes stocks traded on developed and emerging market exchanges which meet or exceed, at the time of inclusion, $300 million in total market capitalization, $100 million in float- adjusted market capitalization, and $3 million median daily value traded over a six‑month period (or $2 million for existing constituents).
S&P Dow Jones Indices LLC (the “Index Provider”) uses Global Industry Classification Standard (“GICS”) and FactSet’s Revere Business Industry Classification System (“RBICS”) classifications along with Trucost Power Generation Data (“Trucost”) for utility companies to determine the eligible universe. Companies that derive at least 25% in aggregate revenue from clean energy related businesses as defined by RBICS data, companies in the “general utilities” sub‑industry that generate at least 20% of their power from renewable sources as measured by Trucost data, and companies in the GICS “renewable utilities” sub‑industry are included in the Underlying Index. In addition, the Index Provider uses company exclusion criteria related to business activity (e.g., controversial weapons, tobacco, thermal coal, etc.) and other exclusion guidelines based on a company’s compliance with the United Nations Global Compact (“UNGC”) provided by Sustainalytics. Lastly, the Index

Provider uses RepRisk, a leading provider of business intelligence on environmental, social, and governance risks, for screening and analysis of controversies related to companies within the index.
The Index Provider defines clean energy exposure scores (“exposure scores”) for each company based on its primary business. The Index Provider also calculates carbon‑to‑revenue footprint standards for each company in the preliminary universe of stocks (before applying the exclusion criteria above) with a minimum exposure score and excludes those companies with a high carbon‑to‑revenue footprint standard score determined by the Index Provider. All remaining companies with a high exposure score are selected for the Underlying Index. If the Underlying Index does not have 100 constituents, companies with lower exposure scores are selected, based on market-capitalization, until a constituent count of 100 is reached. If, after a constituent count of 100 is reached, the weighted average exposure score is lower than certain thresholds, companies with low exposure scores will be removed from the Underlying Index. Therefore, while the Underlying Index targets a constituent count of 100 securities, it may be comprised of greater or fewer than 100 securities. As of April 8, 2022, there were 100 constituents in the Underlying Index.
Constituents are weighted based on a product of the constituent’s float-adjusted market capitalization and exposure score, with weights of constituents capped based on their exposure score and liquidity weight. The Index Provider determines liquidity weight based on the relative six‑month median daily value of a security compared to that measure for the overall index. In addition, the cumulative weight of all stocks within the Underlying Index that have a weight greater than 4.5% cannot exceed 40%. As of April 8, 2022, the Underlying Index comprised securities of companies in the following countries or regions: Austria, Brazil, Canada, Chile, China, Denmark, France, Germany, India, Israel, Italy, Japan, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, the United Kingdom (the “U.K.”) and the U.S. The Underlying Index may include large-, mid‑ or small-capitalization companies. As of April 8, 2022, a significant portion of the Underlying Index is represented by securities of companies in the industrials, information technology and utilities industries or sectors. The components of the Underlying Index are likely to change over time.
Change in the Fund’s “Summary of Principal Risks” and “A Further Discussion of Principal Risks”

The sections entitled “Risk of Investing in China” on pages S‑8 and S‑9 of the Summary Prospectus and pages 13‑16 of the Prospectus are deleted in their entirety.
The following is hereby added to the section “Summary of Principal Risks” of the Fund’s Prospectus and Summary Prospectus:
Risk of Investing in Emerging Markets. Investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund or the Underlying Fund invests may be less reliable or complete. Emerging markets often have less reliable securities valuations and greater risk associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies.
The following is hereby added to the section “A Further Discussion of Principal Risks” of the Fund’s Prospectus:
Risk of Investing in Emerging Markets. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund or the Underlying Fund invests may be less reliable or complete. Moreover, emerging markets often have less reliable securities valuations and greater risks associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund or Underlying Fund to value its portfolio securities and could cause the Fund or Underlying Fund to miss attractive investment opportunities. Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries.
Change in the Fund’s “A Further Discussion of Other Risks”
The sections entitled “North American Economic Risk” and “Risk of Investing in Emerging Markets” on page 20 of the Prospectus are deleted in their entirety.
Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”
The section entitled “S&P Global Clean Energy IndexTM” on pages 50‑51 of the SAI is deleted in its entirety and replaced with the following:
Number of Components: approximately 100
Index Description. The S&P Global Clean Energy Index is designed to track the performance of approximately 100 clean energy-related companies. The Underlying Index is a subset of the S&P Global Broad Market Index, and includes stocks traded on developed and emerging market exchanges which meet or exceed, at the time of inclusion, $300 million in total market capitalization, $100 million in float-adjusted market capitalization, and $3 million median daily value traded over a six-month period (or $2 million for existing constituents). The index provider uses Global Industry Classification Standard (“GICS”) and FactSet’s Revere Business Industry Classification System (“RBICS”) classifications, along with Trucost Power Generation Data (“Trucost”) for utility companies to determine the eligible universe. Companies that derive at least 25% in aggregate revenue from clean energy related businesses as defined by RBICS data, companies in the “general utilities” sub‑industry that generate at least 20% of their power from renewable sources as measured by Trucost data, and companies in the GICS “renewable utilities” sub‑industry are included in the Underlying Index. In addition, the index provider uses company exclusion criteria related to business activity (e.g., controversial weapons, tobacco, thermal coal, etc.) and other exclusionary guidelines based on a company’s compliance with the United Nations Global Compact (“UNGC”) provided by Sustainalytics. Lastly, the index provider uses RepRisk, a leading provider of business intelligence on environmental, social, and governance risks, for screening and analysis of controversies related to companies within the index. After the index provider determines the eligible universe, the index provider selects the index constituents as follows:
1. The index provider defines clean energy exposure scores (“exposure scores”) for each company based on its primary business. Companies determined by the index provider to have maximum clean energy exposure are assigned a score of 1. Companies determined by the index provider to have significant clean energy exposure are assigned a score of 0.75, and companies determined by the index provider to have moderate clean energy exposure are assigned a score of 0.5.
2. The index provider next calculates a carbon‑to‑revenue footprint standard score by subtracting the mean carbon‑to‑revenue footprint of all preliminary universe stocks (before applying the exclusion criteria described above) with an exposure score of 1 as of the rebalancing reference date from each stock’s carbon‑to‑revenue footprint and then dividing the difference by the standard deviation (also determined based on preliminary universe stocks with an exposure score of 1). The top and bottom five percent (5%) are excluded from the mean and standard deviation calculations. The index provider excludes any companies with a carbon‑to‑revenue footprint standard score of greater than three.
3. All remaining exposure score 1 stocks are selected, with a target constituent count of 100. If more than 100 exposure score 1 stocks are eligible, all exposure score 1 stocks are selected.
4. If fewer than 100 exposure score 1 stocks are eligible, stocks are ranked by the index provider based on float-adjusted market capitalization, and the highest-ranking stock with an exposure score of 0.75 is selected and added to the index. This process continues iteratively until the target constituent count is reached.

5. If, after step 3 there are still not 100 constituents, the highest-ranking stock with an exposure score of 0.5 is selected until the target constituent count of 100 is reached, or all eligible companies with exposure scores of 1, 0.75, and 0.5 are selected.
If after these steps the index’s weighted average exposure score falls below 0.85, the lowest-ranking stock with an exposure score of 0.5 is removed until the index’s weighted average exposure score reaches 0.85. If the index’s weighted average exposure score remains below 0.85, the lowest-ranking stock with an exposure score of 0.75 is removed until the Underlying Index’s weighted average exposure score reaches 0.85. Therefore, while the Underlying Index targets a constituent count of 100 securities, it is possible for the final index constituent count to be above or below 100 securities. Constituents are weighted based on the product of each constituent’s float-adjusted market capitalization and exposure score, with the weights of constituents capped at the lower of either a single constituent weight cap by exposure score (8% for an exposure score of 1, 6% for an exposure score of 0.75 and 4% for an exposure score of 0.5), or five times its liquidity weight. The index provider determines the liquidity weight of a security as follows: index weight assigned to a security based on the relative six‑month median daily value traded of the security compared to that measure for the overall index. In addition, the cumulative weight of all stocks within the index which have a weight greater than 4.5% cannot exceed 40%.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS‑A‑ICLN‑0422

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